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                               AMENDMENT NO. ONE
                           DATED AS OF JUNE 1, 1996


                                      TO


                                 LOAN AGREEMENT
                            DATED AS OF APRIL 29, 1996


                   U.S. RESTAURANT PROPERTIES BUSINESS TRUST I,
                                   AS "BORROWER"


                                        AND


                          MORGAN KEEGAN MORTGAGE COMPANY INC.,
                                      AS "LENDER"








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    This Amendment No. One (this "Amendment") to that certain Loan Agreement dated as of April 29, 1996 (the "Original Agreement"), is entered into effective as of June 1, 1996, by and between U.S. Restaurant Properties Business Trust I, a Delaware business trust, as Borrower under the Original Agreement (the "Borrower"), and Morgan Keegan Mortgage Company Inc., a Tennessee corporation, as Lender (the "Lender") under the Original Agreement.


                                     RECITALS:

    WHEREAS, the Lender and the Borrower entered into the Original Agreement for purposes of providing for a $20,000,000 real estate secured credit facility; and

    WHEREAS, pursuant to and in accordance with Section 8.1(a) of the Original Agreement, the Lender and the Borrower desire to amend the Original Agreement in the manner hereinafter set forth;


                                    AGREEMENT:

    NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

    Section 1. DELETION OF SECTION 2.4. Section 2.4 of the Original Agreement is hereby deleted in its entirety and hereafter shall be of no force or effect.

    Section 2. RATIFICATION OF ORIGINAL AGREEMENT. As amended by this Amendment, the Original Agreement is in all respects approved, ratified and confirmed and, as amended by this Amendment, shall continue hereafter in full force and effect.

    IN WITNESS WHEREOF, this Amendment is executed to be effective for all purposes as of June 1, 1996.

                                       U.S. RESTAURANT PROPERTIES
                                       BUSINESS TRUST I



                                       By:  /s/ Robert J. Stetson
                                          ---------------------------------
                                            Robert J. Stetson, Managing
                                            Trustee



                                       By: /s/ Fred Margolin
                                          ---------------------------------
                                            Fred Margolin, Managing Trustee


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                                       MORGAN KEEGAN MORTGAGE
                                       COMPANY INC.



                                       By: /s/ R. Davis Howe
                                          ---------------------------------
                                           R. Davis Howe, Managing Director





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